                                                                   EXHIBIT 10.26

                       MANUFACTURING AND SUPPLY AGREEMENT

                              PATHEON ITALIA S.P.A.

                                        &

                   SCICLONE PHARMACEUTICALS INTERNATIONAL LTD.

                                November 1, 2002

                                TABLE OF CONTENTS

                                    ARTICLE 1

                                 INTERPRETATION

1.1      Definitions............................................................     1
1.2      [****].................................................................     5
1.3      Sections and Headings..................................................     5
1.4      Singular Terms.........................................................     5
1.5      Schedules..............................................................     5

                                    ARTICLE 2

                           PURPOSE OF THIS AGREEMENT                                 6

                                    ARTICLE 3

                              PATHEON'S OBLIGATIONS

3.1      Technical Transfer Activities..........................................     6
3.2      Standard of Performance................................................     7
3.3      Conversion of API and Components ......................................     7

                                    ARTICLE 4

                             SCICLONE'S OBLIGATIONS

4.1      Conformation of SciClone's Specifications..............................    11
4.2      SciClone Supplies......................................................    11
4.3      Supply Requirements Commitments........................................    11
4.4      Order Campaigns........................................................    11

                                    ARTICLE 5

                                      PRICE

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

5.1      Price..................................................................    11
5.2      [****].................................................................    12
5.3      Adjustments Due to Technical Changes...................................    12

                                    ARTICLE 6

                       ORDERS, DELIVERY, INVOICING,PAYMENT
                            AND PRODUCT DEFICIENCIES

6.1      [****].................................................................    13
6.2      Orders and Forecasts...................................................    13
6.3      Firm Orders............................................................    14
6.4      Reliance by Patheon....................................................    14
6.5      [****].................................................................    14
6.6      Shipments..............................................................    14
6.7      Invoices and Payment ..................................................    15
6.8      Product Deficiencies...................................................    15

                                    ARTICLE 7

                                  CO-OPERATION

7.1      Quarterly Review.......................................................    16
7.2      Product Recalls and Returns ...........................................    16
7.3      Customer Questions and Complaints......................................    17
7.4      Governmental Agencies..................................................    17
7.5      Records and Accounting by Patheon......................................    17
7.6      Access.................................................................    17
7.7      cGMP compliance and QA Audits..........................................    18

                                    ARTICLE 8

                          TERM, RENEWAL AND TERMINATION

8.1      Term...................................................................    18
8.2      Termination for Cause..................................................    18
8.3      Product Discontinuation ...............................................    19
8.4      Obligations on Termination.............................................    20

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                    ARTICLE 9

                         REPRESENTATIONS AND WARRANTIES

9.1      Authority..............................................................    20
9.2      Non-Infringement ......................................................    20
9.3      Patheon's Warranty.....................................................    21
9.4      SciClone's Warranty ...................................................    21
9.5      Compliance with Law....................................................    21

                                   ARTICLE 10

                             LIABILITY AND INDEMNITY

10.1     Consequential Damages..................................................    21
10.2     Limitation of Liability ...............................................    21
10.3     Patheon................................................................    22
10.4     SciClone...............................................................    22
10.5     Reasonable Allocation of Risk..........................................    23

                                   ARTICLE 11

                                 CONFIDENTIALITY

11.1     Disclosure.............................................................    23
11.2     Use of Information.....................................................    23
11.3     Exceptions.............................................................    23
11.4     Designation of Confidentiality.........................................    23

                                   ARTICLE 12

                               DISPUTE RESOLUTION

12.1     Disputes...............................................................    24
12.2     Arbitration............................................................    24

                                   ARTICLE 13

                                  MISCELLANEOUS

13.1     Trademarks.............................................................    24
13.2     Insurance..............................................................    24
13.3     Independent Contractors................................................    25
13.4     No Waiver..............................................................    25

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

13.5     Assignment and Subcontract.............................................    25
13.6     Force Majeure..........................................................    25
13.7     Additional Product.....................................................    26
13.8     Notices................................................................    26
13.9     Entire Agreement.......................................................    26
1310     Execution in Counterparts..............................................    27
13.11    Governing Law..........................................................    27

                       MANUFACTURING AND SUPPLY AGREEMENT

                  THIS AGREEMENT made as of the first day of November, 2002 (the "DATE OF EXECUTION")

B E T W E E N:

                          PATHEON ITALIA S.P.A.,
                          a corporation existing under the laws of ITALY,

                          (hereinafter referred to as "PATHEON"),

                                     - and -

                          SCICLONE PHARMACEUTICALS INTERNATIONAL LTD.
                          a corporation existing under the laws of British West Indies,

                          (hereinafter referred to as "SCICLONE").

                  THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:

                                    ARTICLE 1

                                 INTERPRETATION

1.1 DEFINITIONS. The following terms shall, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         "ACTIVE PHARMACEUTICAL INGREDIENT" OR "API" is "thymalfasin" or "thymosin alpha-1" or "TA-1" drug substance and shall mean the compound as better described in Schedule A (Appendix II), hereto and that is supplied by SciClone to Patheon for the manufacture of API Vials as defined below;

         "ACTIVE PHARMACEUTICAL INGREDIENT VALUE" OR "API VALUE" means the value to be attributed to the Active Pharmaceutical Ingredient for certain purposes of this Agreement, calculated in accordance with Schedule C hereto;

         "ACTIVE PHARMACEUTICAL INGREDIENT BULK SPECIFICATION" OR "API BULK SPECIFICATION" shall mean the specification for bulk Active Pharmaceutical Ingredient as set forth in Schedule A hereto;

         "AFFILIATE" means:

         (a) any person, firm or corporation which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, another party. "Control" means the legal or beneficial ownership of 50% or more of the voting or equity interests or the power or right to direct the management and affairs of the business (including acting as the general partner of a limited partnership)

         (b) a business entity which is owned by a party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

         (c) a business entity, the majority ownership of which is directly or indirectly common to the majority ownership of a party to this Agreement;

         "BUSINESS DAY" means a day other than a Saturday, Sunday or a day that is a statutory holiday in either [****], or in California, The United States of America;

         "CGMPS" means current Good Manufacturing Practices published by the European Commission in the "Guide to good manufacturing practice for medicinal products"("The rules governing medicinal products for human use", IV Volume), as specified by the competent Italian authorities;

         "COMMENCEMENT DATE" means the date of commencement of the contracted manufacturing activities by Patheon;

         "COMPONENTS" means, collectively all the raw materials, excipients and ingredients, all primary, secondary and outer packaging components (including ampoule labels, product inserts and other labelling for the Products), required to be used in order to produce the Products in accordance with the Specifications, other than the following two items:
         API and API vial labels that shall both be supplied by SciClone;

         "CONFIDENTIAL INFORMATION" means a party's technology, data, know-how or information whether written or oral, technical or non-technical, including financial statements, reports, pricing, trade secrets, secret processes, formulas, customer data (including customer lists), and the like, that is disclosed to the other party;

         "DEFICIENCY NOTICE" shall have the meaning ascribed thereto in Section
         6.8 (a);

         "DELIVERY DATE" shall mean the date set forth in the relevant Firm Order by which Patheon must supply SciClone with Product;

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

         "DISPUTE" has the meaning specified in Section 12.1;

         "FACILITY" means the manufacturing facility of Patheon located at [****], where manufacturing of the Products under this Agreement shall take place, as set forth in the GMP Technical Agreement;

         "FIRM ORDERS" has the meaning specified in Subsection 6.2(b);

         "GMP TECHNICAL AGREEMENT" means the standard agreement required under the laws of the European Union (Directive 91/356/EEC) to be entered into between Patheon and SciClone in respect of each Product, each such agreement to be attached hereto in Schedule A;

         "INITIAL TERM" has the meaning specified in Section 8.1

         "INVENTORY" means all inventories of Components and Product work-in-process produced or held by Patheon in connection with the manufacture of the Products in accordance with the Specifications and, specifically, excludes API or API vial labels.

         "LABELLING" means all manufacturing operations related to the affixing of labels to Products

         "MA" means Marketing Authorization pursuant to Directive 65/65 EEC (as amended by the following applicable provisions including Directive 2001/83/EU) or any implementation of it under the laws of a relevant Member State, which for the Products means the authorization referred to in Schedule A;

         "ML" means Manufacturing Licence pursuant to Directive 75/319 EEC (as amended by the following applicable provisions including Directive 2001/83/EU) or any implementation of it under the laws of a relevant Member State, which for this Agreement means the authorization referred to in Schedule A;

         "MANUFACTURING REQUIREMENTS" has the meaning specified in Section 3.2;

         "PATHEON" shall mean Patheon Italia S.p.A., a corporation existing under the laws of [****] with its registered office at [****];

         "PRODUCTS" shall mean the four types of Product that are to be considered for this Agreement as better described below:

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                  - "API VIALS": bulk unlabelled or labelled vials containing API in its formulation as described in detail in the relevant Specifications and to be manufactured in accordance with the cGMPs and any other Manufacturing Requirements;

                  - "PLACEBO VIALS": vials NOT containing API as described in detail in the relevant Specifications and to be manufactured in accordance with the cGMPs and any other Manufacturing Requirements;

                  - "DILUENT WFI AMPOULES": bulk unlabelled or labelled ampoules filled with water (to be used for reconstitution of the API vial) as described in detail in the relevant Specifications and to be manufactured in accordance with the cGMPs and any other Manufacturing Requirements.

                  - "PACKED PRODUCT": two labelled API vials packaged together with two labelled Diluent WFI Ampoules in a thermo moulded polypropylene tray and, together with a Patient Information Leaflet, inserted into a carton, as described in detail in the relevant Specifications and in the cGMPs and any other Manufacturing Requirements;

         "SCICLONE" means SciClone Pharmaceuticals International Ltd., P.O. Box 219GT, Strathvale House, North Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies;

         "SCICLONE'S PRODUCT SPECIFICATIONS" OR "SPECIFICATIONS" means the Technical Manufacturing, Release and relevant Regulatory files and information, for each Product which contain documents relating to such Products, including, without limitation:

         (a) a detailed description for each Product, including its physical and chemical characteristics and stability;

         (b)      product manufacturing and packaging instructions;

         (c)      product shipping and storage requirements;

         (d) protocols for validating the processes and equipment to manufacture the Products;

         (e) quality control and quality assurance procedures and analytical test methods for sampling, testing, documenting and releasing: API, Components, in-process control and finished Product;

         (f) procedures and analytical test methods for testing the stability of the Product;

         (g) procedures and analytical test methods for cleaning of the Product;

         (h) all environmental, health and safety information relating to the Product including material safety data sheets, incident reports, risk analyses, health concerns, preventative measures and procedures for waste disposal; and

         (i) any other technical information necessary to carry out the contracted operations correctly in accordance with the Marketing Authorization and any other legal requirements,

         all as updated, amended and revised from time to time by SciClone in accordance with the terms of this Agreement;

         "TERRITORY" means [****]

         "THIRD PARTY RIGHTS" means the Intellectual Property of any third party; and

         "YEAR" means the twelve-month period commencing, in the case of the first Year of this Agreement, on the date of execution of this Agreement, and thereafter commencing upon completion of the immediately preceding Year.

1.2               [****]

1.3 SECTIONS AND HEADINGS. The division of this Agreement into Articles, sections, subsections and Schedules and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement. In this Agreement, the terms "THIS AGREEMENT", "HEREOF", "HEREIN", "HEREUNDER" and similar expressions refer to this Agreement and not to any particular part, Section, Schedule or the provision hereof.

1.4 SINGULAR TERMS. Except as otherwise expressly provided herein or unless the context otherwise requires, all references to the singular shall include the plural and vice versa.

1.5 SCHEDULES. The following Schedules are attached to, incorporated in and form part of this Agreement:

         Schedule A   -   GMP Technical Agreement

                          Appendix I                Products and Specifications.

                          Appendix II               Component Specifications.

                          Appendix III              Manufacturing Requirements -
                                                    All Manufacturing Procedures
                                                    and Instructions [****]

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                          Appendix IV               Lot Numbering, Expiration
                                                    Dates and Variable Data
                                                    System.

                          Appendix V                Quality Control
                                                    Specifications and Quality
                                                    Control Documentation [****]

                          Appendix VI               Instructions for Packaging
                                                    [****] and Shipment

                          Appendix VII              Product Release Protocol and
                                                    Retained Sample
                                                    Requirements.

                          Appendix VIII             Placebo Specification

         Schedule B   -   Price Lists for Products, Technology Transfer, Capital
                          Equipment and other Services

         Schedule C   -   Agreed Value of Active Pharmaceutical Ingredient

         Schedule D   -   [****]

         Schedule E   -   [****]

                                    ARTICLE 2

                            PURPOSE OF THIS AGREEMENT

Patheon shall toll manufacture and supply to SciClone the Products listed in Schedule A (Appendix I) hereto for sale in the Territory at the Prices as defined in Section 5.1 below and pursuant to all terms and conditions of this Agreement. Subject to Section 6.1, SciClone shall purchase and Patheon shall supply such quantities of Products as may be set forth in Firm Orders placed by SciClone and accepted by Patheon under this Agreement.

At least 45 days prior to the commencement of the commercial manufacture of the Product, the Parties shall agree in writing, in an "Addendum" to be attached hereto, the countries where SciClone intends to sell and distribute the Product. Accordingly, for the purposes of this Agreement, the Territory referred to in
Section 1.1 shall include the countries as set forth in the said Addendum and any other countries which shall be agreed in writing between the Parties from time to time during the term of this Agreement.

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                    ARTICLE 3

                              PATHEON'S OBLIGATIONS

3.1 TECHNICAL TRANSFER ACTIVITIES: Prior to the commencement of commercial manufacture of the Product, Patheon shall perform the technical transfer activities related to each Product as listed in and according to Schedule B hereto (the "TECHNICAL TRANSFER ACTIVITIES").

3.2 STANDARD OF PERFORMANCE. Patheon shall manufacture and supply to SciClone the Products in accordance with (i) the Specifications; (ii) any other terms and conditions provided in the GMP Technical Agreement; (iii) the conditions provided under the M.A. and the M.L., the cGMPs and any other applicable legal requirements as specified by the competent Public Authorities (hereinafter collectively the "MANUFACTURING REQUIREMENTS").

3.3 CONVERSION OF API AND COMPONENTS. Patheon shall carry out the following activities:

         (a)      Patheon shall convert API and Components into Products;

         (b) Patheon shall, at its expense, purchase from third party suppliers all Components (other than those supplied by SciClone) required for the manufacture of Products, unless such purchase is expressly requested and prevented to do so by SciClone. All Components shall meet the relevant Specifications as described in Schedule A, as amended or supplemented from time to time. Patheon must test all Components in accordance with quality assurance procedures provided by SciClone in the Specifications.

         (C)      (i)      Patheon shall inspect and check API delivered by
                           SciClone, or by an agent of SciClone, in accordance with the required Specifications as set down below within 60 days following receipt at the Facility. In the event that any API does not meet the API
                           Specification after testing in accordance with the relevant Specifications, SciClone shall duly deliver replacement API to Patheon at no additional cost to Patheon. Upon receipt of API at Patheon, Patheon shall analyze a sample of the API for:

                           (A)      Identity [****];

                           (B)      Purity [****]; and

                           (C)      Moisture content [****].

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                  (ii) If the API sample fails to meet the Specifications, Patheon shall not use the corresponding batch of API but will immediately report the result to SciClone. Patheon and SciClone shall promptly confer to discuss the discrepancy and determine whether the material shall be retested or replaced or what other action to take.

                  (iii) After SciClone and Patheon have determined that API meets the API Bulk Specification pursuant to the relevant Specifications, Patheon shall bear the risks of loss for the API to a maximum of [****] of any API batch loss as calculated using the [****], including without limitation loss due to improper Processing, inadequate storage and theft. In any event, such API loss coverage by Patheon shall be capped at a maximum of [****] per Year.

         (d) For the manufacture of API Vials, Patheon shall use API supplied by SciClone. The quantity of API shall be 1.68 mg per ml in formulation.

         (e) Patheon will be responsible for proper storage and handling of API, Components, work in process and Products in accordance with the relevant Specifications set forth in Schedule A.

         (f)      Active Material Yield.

                  Patheon shall provide SciClone with a [****] inventory report and reconciliation of the API held by Patheon, which shall contain the following information for any [****]:

                  QUANTITY RECEIVED: The total quantity of API received at the Facility during [****].

                  QUANTITY DISPENSED: The total quantity of API dispensed at the Facility during [****]. The Quantity Dispensed is calculated as [****].

                  QUANTITY CONVERTED: The total amount of API contained in the Products produced with the Quantity Dispensed, delivered by Patheon, and not rejected as deficient Product pursuant to
                  Section 6.8(c) or 7.2(c).

                  At the end of any Year, the "ACTUAL ANNUAL YIELD" or "AAY" at the Facility in such Year is [****] and which is calculated as follows:

                                     [****]

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                  After Patheon has produced a minimum of [****] of Product and has produced batches for at least [****] at the Facility pursuant to this Agreement, the Parties will mutually agree on the target yield in respect of such Product at the Facility (each, a "TARGET YIELD"). Thereafter, Patheon shall strive to maintain Actual Annual Yield levels for each Product above the applicable Target Yield. If the Actual Annual Yield falls more than [****] below the respective Target Yield in a Year, Patheon shall reimburse SciClone for the cost of the shortfall based on the following calculation:

                  [****]

                  In any event, in accordance with Section 10.2 below, such reimbursement from Patheon to SciClone shall not exceed a yearly amount of [****] of the overall API Value for Product damaged and/or lost.

         (g)      Patheon shall [****].

         (h) Quality Control and Quality Assurance. Patheon shall perform the quality control and quality assurance testing as specified in the GMP Technical Agreement and, in any event, as required by any applicable laws to ensure that Patheon has manufactured the Products in accordance with Manufacturing Requirements and Specifications. Each time Patheon ships Products to SciClone, it shall provide SciClone with a certificate of analysis that sets out the test results for each batch of Products and that certifies that such batch has been evaluated by Patheon's Quality Control/Quality Assurance department and that the Products comply with the Manufacturing Requirements and Specifications;

         (i)      Product Specifications, Testing and Release:

                           (A) SciClone and Patheon acknowledge that the Specifications and testing procedures set forth in Schedule A may need to be changed as the Parties gain experience with the manufacture and testing of Product. Any such changes must be agreed by the Parties in writing.

                           (B) SciClone shall qualify Patheon for Product Release to market according to SciClone's protocol as set forth in Schedule A -(Appendix VII).

                           (C) Any Out of Specification (OOS) results from the testing of Product must be investigated and documented by Patheon. Patheon will

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                    notify SciClone immediately of such results and investigations and both Patheon and SciClone will confer and agree as to what is the best course of action to take.

                           (D) For each batch of Product shipped Patheon shall supply to SciClone a copy of the [****]. All courier costs associated with sending of such documents shall be on the account of [****].

                           (E) Future modifications may be made to [****] by [****]. SciClone and Patheon shall negotiate the cost and or implications of implementing any such modifications.

         (l) Patheon shall supply to SciClone a [****]. Such [****] shall be obtained by [****] from the normal local regulatory authorities and costs associated with obtaining and sending such documents will be at [****] expense.

         (m)      [****] Testing. [****].

         (n) Dedicated Equipment: All dedicated processing equipment [****] as indicated in Schedule B, purchased at [****] cost, shall be dedicated, for [****], to the manufacture of Product for SciClone and shall be maintained (ordinary maintenance) by Patheon in good working order for its intended use, at [****] responsibility. In case that any extraordinary maintenance is required, the Parties shall discuss in good faith the most appropriate course of action. All such dedicated equipment shall remain the property of SciClone and shall be returned to SciClone upon termination of this Agreement.

         (o) Packaging. Patheon shall supply approximately [****] of the Products as [****] to SciClone and Patheon shall also carry out the packaging of the remaining [****] of the Products for the market of [****] as set out in the Specifications. In addition, Patheon shall make arrangements for and implement [****]. [****] shall be affixed on the Products and on the shipping carton of each Product as outlined in the Specifications and as required by the cGMPs. The SciClone requirements to be used by Patheon for [****] is detailed in Schedule A (Appendix IV) hereto. Subject to Section 5.3 below, [****] make changes to labels, product inserts and other packaging for the Products, which changes shall be submitted [****] to all applicable governmental agencies and other third parties responsible for the approval of the Products. [****] shall not appear on the label nor anywhere else on the packaging, inserts or on Products unless required by a governmental authority or applicable laws or regulations

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

         (p) Packaging Artwork: Where Patheon is required to originate or change artwork for the supply of any printed packaging components such artwork shall be supplied by SciClone to Patheon in an agreed format and the cost associated with the set up and origination [****] Patheon costs as set forth in Schedule B.

         (q) During the term of this Agreement, the Parties may decide to that it is in each Party's best interest to extend the Territory to include [****]. In such case, the Parties shall determine in good faith the consequences of the manufacture of the Product for [****]; they shall negotiate in good faith all relevant terms of the Agreement with due consideration to the effect of such expansion of the Territory; and they shall initiate the necessary steps to [****].

                                    ARTICLE 4

                             SCICLONE'S OBLIGATIONS

4.1 CONFORMATION OF SCICLONE'S SPECIFICATIONS: On Patheon's completion of the Technical Transfer Activities and subject to the provisions of
Section 5.3, SciClone will update and confirm SciClone's Specifications with respect to the particular Product, to the extent required to reflect changes to manufacturing and validation methods.

4.2 SCICLONE SUPPLIES. In order to facilitate the manufacture of the Products by Patheon, SciClone shall, at its sole cost and expense, deliver the API and the API vial labels to Patheon in the quantities specified on Schedule A (Appendix I) hereto, which API shall be held by Patheon on behalf of SciClone on the terms and conditions herein contained. All materials delivered by SciClone in anticipation of Product production must arrive at the Facility by at least the same date as the receipt of any related Firm Orders for Product. The parties acknowledge and agree that title to the API shall at all times belong to and remain the property of SciClone. Patheon agrees that any API received by it shall only be used by Patheon to manufacture and test the Products of SciClone.

4.3               [****]

4.4               [****]

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                    ARTICLE 5

                                      PRICE

5.1 PRICE. Pursuant to the terms of this Agreement, SciClone shall pay to Patheon for the Products the prices (the "PRICES") listed in Schedule B hereto (such Prices being subject to adjustment in accordance the terms hereof).

The Prices for the Products listed in Schedule B are intended by the parties to be [****]* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions., subject to the amendments to such prices provided for in this Article 5. The prices for any Products delivered pursuant to the terms of this Agreement during any period [****] shall be determined in accordance with Section 5.2 below. The Prices are for [****].

Technical Transfer Activities, including the performance items listed in Schedule B, shall be charged to [****] at the costs set out therein ("TECHNICAL TRANSFER COST"). Prior to the commencement of each Technical Transfer Activity, Patheon shall give SciClone written notice thereof.

5.2               [****]

5.3 ADJUSTMENTS DUE TO TECHNICAL CHANGES. Amendments to the Specifications or the GMP Technical Agreement as requested by SciClone will only be implemented following a technical and cost review by Patheon and are subject to SciClone and Patheon reaching agreement as to such revisions, including the prices specified in Schedule B necessitated by any such amendment. If SciClone and Patheon agree to such revisions including the prices, the proposed change in Specifications shall be implemented, and the price change shall become effective only with respect to those orders of Products that are manufactured in accordance with the revised Specifications. [****].

Should a change in the Specifications or Manufacturing Requirements become necessary in order to allow Patheon to guarantee the performance of the activities in a state of the art way or to comply with new provisions or orders of the Public Authorities, the above provisions of this Section 5.3 shall apply.

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                    ARTICLE 6

                      ORDERS, DELIVERY, INVOICING, PAYMENT

                            AND PRODUCT DEFICIENCIES

6.1               [****]

6.2 ORDERS AND FORECASTS. Subject to [****], SciClone shall provide Patheon with the following:

         (a) concurrent with the execution of this Agreement, a [****] forecast of the volume of each Product that SciClone then anticipates will be required to be produced and delivered to SciClone during [****]. Such forecast will be updated by SciClone [****] and updated forthwith upon SciClone determining that the volumes for the [****] contemplated in the most recent of such forecasts has changed by more than [****]; and

         (b) on or before [****], firm written orders ("FIRM ORDERS") for the Products to be produced and delivered to SciClone during [****] shall be delivered by [****].

6.3               FIRM ORDERS. The Firm Orders submitted to Patheon pursuant to
Section 6.2(b) shall specify SciClone's purchase order number, quantities by Product type, monthly delivery schedule and any other elements necessary to ensure the timely production and delivery of the Products by Patheon. The quantities of Products ordered in such written orders shall be firm and binding on SciClone and shall not be subject to reduction.

6.4 RELIANCE BY PATHEON. SciClone understands and acknowledges that Patheon will rely on the Firm Orders submitted pursuant to Section 6.2(b) in ordering the Components required to fulfill such Firm Orders. In addition, SciClone understands that to ensure an orderly supply of such Components and to achieve economies of scale in the costs of such Components therefore, it may be desirable for Patheon to purchase such Components in sufficient volumes to meet the production requirements for Products during part or all of the forecasted periods as defined in Section 6.2(a) or to meet the production requirements of any longer period as Patheon and SciClone may agree to. Accordingly, SciClone agrees that purchases may be made by Patheon in respect of the Components identified in Schedule A to satisfy the production requirements for Products for forecasted periods identified opposite such Components, and in respect of such other purchases to meet production requirements during such longer periods as may be agreed to in writing from time to time by SciClone at the request of Patheon. If such Components are not included in finished Products purchased by SciClone within six months after the forecasted month in respect of which such purchases have been made (or such longer period

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

as the parties may agree), SciClone will pay to Patheon its costs thereof and, in the event such Components are incorporated into Products subsequently purchased by SciClone, SciClone will receive credit for any costs of such Components previously paid to Patheon by SciClone.

6.5               [****]

6.6 SHIPMENTS. Deliveries of Products shall be made [****]. Such title as Patheon has in Products and risk of loss or of damage to Products shall remain with Patheon until Patheon delivers Products to the carrier for shipment at the Facility at which time title and risk of loss or damage shall transfer to SciClone. Patheon shall, in accordance with SciClone's instructions, (i) arrange for shipping and insurance, to be paid by SciClone and (ii) at SciClone's risk and expense, obtain any export license or other official authorization and carry out all customs formalities necessary to export the Products. SciClone may select the freight carrier used by Patheon to ship Products, informing Patheon of the name thereof in reasonable advance, and may monitor Patheon's shipping and freight sub contracting practices as they pertain to this Agreement. Transport conditions shall be based upon SciClone's Specifications for the transportation of the Products as set down in Schedule A (Appendix VI).

6.7 INVOICES AND PAYMENT. Except as otherwise provided in this Agreement, Patheon shall charge SciClone for only those Products that are either shipped to SciClone or that are requested by SciClone to be retained by Patheon (retained samples) and shall submit to SciClone, with each shipment of Products, an invoice covering such shipment. Each such invoice shall, to the extent applicable, identify SciClone purchase order number, Product numbers, names and quantities, unit price, freight charges and the total amount to be remitted by SciClone. SciClone shall pay all such invoices within 30 (thirty) days of the date of each invoice.

6.8               PRODUCT DEFICIENCIES.

         (a) Inspection. SciClone shall inspect the Products manufactured by Patheon upon receipt thereof and, within 45 (forty-five) days, shall give Patheon written notice (a "DEFICIENCY NOTICE") of all claims for Products that deviate from the Specifications, cGMPs or from any other Manufacturing Requirements. Should SciClone fail to provide Patheon with written notice of its acceptance or rejection of the delivery within 45 (forty-five) days of receipt of a delivery of Products, then the delivery shall be deemed to have been accepted by SciClone on the 45th (forty-fifth) day after delivery. Except as set out in Section 7.2, Patheon shall have no liability for any deviations for which it has not received notice within such 45 (forty-five) day period.

         (b) Determination of Deficiency. Upon receipt of a Deficiency Notice, Patheon shall have 15 (fifteen) days to advise SciClone by notice in writing that it disagrees with

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                  the contents of such Deficiency Notice. If SciClone and Patheon fail to agree within 10 (ten) days after Patheon's notice to SciClone as to whether any Products identified in the Deficiency Notice deviate from the Specifications, the cGMPs or from any other Manufacturing Requirements, then the parties shall mutually select an independent laboratory to evaluate if the Products deviate from the Specifications, the cGMPs or from any other Manufacturing Requirements. Such evaluation shall be binding on the parties, and if such evaluation certifies that any Products deviate from the Specifications, the cGMPs or from any other Manufacturing Requirements, SciClone may reject those Products in the manner contemplated by Section 6.8(c). If such evaluation does not so certify in respect of any such Products, then SciClone shall be deemed to have accepted delivery of such Products on the 40th (fortieth) day after delivery.

         (c) Product Rejection. Subject to the provisions of Sections 6.8(a) and 10.2(b), SciClone has the right to reject and return, at the expense of Patheon, any portion of any shipment of Products that deviates from the Specifications, the cGMPs or from any other Manufacturing Requirements, without invalidating any remainder of such shipment, to the extent that such deviation arises from Patheon's failure to manufacture the Products in accordance with the Specifications, the cGMPs or any other Manufacturing Requirements.

         (d) Shortages. Claims for shortages in the amount of Products shipped by Patheon shall be dealt with as may reasonably be agreed to by the parties.

                                    ARTICLE 7

                                  CO-OPERATION

7.1 QUARTERLY REVIEW. Each party shall forthwith upon execution of this Agreement appoint one of its employees to be a relationship manager responsible for liaison between the parties. The relationship managers shall communicate on a regular basis to review the current status of the business relationship and manage any issues that have arisen; and they shall meet any time requested by either of the parties in order to examine technical and/or commercial issues relative to the performance of this Agreement which are material and particularly urgent.

7.2               PRODUCT RECALLS AND RETURNS.

         (a) Product Recalls. Patheon and SciClone shall each maintain records as may be necessary to permit a recall or a field correction of any Products delivered to SciClone or customers of SciClone, effected voluntarily or under a threat of, or a directive by, any governmental agency. Each party shall give notice within one Business Day by telephone (to be confirmed in writing) to the Director of Quality Control / Quality Assurance of the other party upon discovery that any Products should be recalled or corrected, or may be required to be recalled or corrected, and each party upon receiving any such notice or upon any such discovery, shall cease and desist from further shipments of such Products in its possession or control until a decision has been made whether a recall or some other corrective action is necessary. The decision to initiate a recall or to take some other corrective action, if any, shall be made and implemented by SciClone. Patheon will co-operate as reasonably required by SciClone, having regard to all applicable laws and regulations.

         (b) Product Returns. SciClone shall have the responsibility for handling customer returns of the Products. Patheon shall provide SciClone with such assistance as SciClone may reasonably need to handle such returns.

         (c) Patheon's Responsibility. To the extent that a recall or return results from, or arises out of, a failure by Patheon to manufacture the Products in accordance with the Manufacturing Requirements, such recall or return shall be made at Patheon's cost and expense, and Patheon shall use its best efforts to replace the recalled or returned Products with new Products within 60 (sixty) days from the date that SciClone definitively notifies Patheon about the recalled or returned Products, contingent upon the receipt or availability from SciClone of all Active Pharmaceutical Ingredient. Subject to
                  Section 10.2(b), Patheon's cost for such API shall be limited to [****] [****]

7.3 CUSTOMER QUESTIONS AND COMPLAINTS. SciClone shall have the sole responsibility for responding to questions and complaints from SciClone's customers. Questions or complaints received by Patheon from SciClone's customers shall be promptly referred to SciClone. Patheon shall co-operate as reasonably required to allow SciClone to determine the cause of and resolve any customer questions and complaints. Such assistance shall include follow-up investigations, including testing. In addition, within 10 days from the date of request, Patheon shall provide SciClone with all necessary information that will enable SciClone to respond properly to questions or complaints relating to the Products. Subject to Section 10.2(b), unless it is determined that the cause of any customer complaint resulted from a failure by Patheon to manufacture the Products in accordance with the Manufacturing Requirements, all costs incurred in respect of this Section 7.3 shall be borne by SciClone.

7.4 GOVERNMENTAL AGENCIES. Each party may communicate with any governmental agency, including but not limited to governmental agencies responsible for granting regulatory approval for the Products, regarding such Products if in the opinion of that party's counsel, such communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation; provided, however, that unless in the reasonable opinion of its counsel there is a legal prohibition against doing so, such party shall permit the

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

other party to accompany and take part in any communications with the agency, and to receive copies of all such communications from the agency.

7.5 RECORDS AND ACCOUNTING BY PATHEON. Patheon shall keep records of the manufacture, testing and shipping of the Products, and retain samples of such Products as are necessary to comply with manufacturing regulatory requirements applicable to Patheon, as well as to assist with resolving product complaints and other similar investigations. Copies of such records and samples shall be retained for a period of five years following the date of manufacture, or longer if required by law. SciClone is responsible for retaining samples of the Products necessary to comply with the legal/regulatory requirements applicable to SciClone.

SciClone may inspect the above reports and records during normal business hours and with reasonable advance written notice, provided a Patheon representative is present during any such inspection.

Each Party shall promptly notify the other Party of any inspections by any governmental agency involving the Products.

7.6 ACCESS. Patheon shall provide SciClone with reasonable access at mutually agreeable times to the Facility in which the Products are manufactured, stored, handled or shipped in order to permit SciClone's verification of Patheon's compliance with the terms of this Agreement and with all applicable laws and regulations. Patheon shall also provide access to SciClone employees and its contractors, if duly authorised by SciClone in writing and upon prior written notice to Patheon, to perform annual inventory audit. Upon SciClone's request, Patheon shall provide the necessary copies of batch records and QC test result documents and any other pertinent documents of regulatory and accounting importance.

7.7 cGMP COMPLIANCE AND QA AUDITS. Upon SciClone's written request to Patheon, SciClone shall have the right to have representatives visit Patheon's manufacturing facilities during normal business hours to review Patheon's manufacturing operations, to have access to any relevant records in connection with such manufacture and assess its compliance with cGMP and quality assurance standards and to discuss any related issues with Patheon's manufacturing and management personnel. Upon completion of Patheon's internal review and product batch release, SciClone shall have the right to request copies of Patheon's manufacturing records, including its batch records and analytical records, for the purposes of assuring product quality and compliance with agreed-upon manufacturing procedures and specifications. SciClone acknowledges that all copies of Patheon's manufacturing records shall be protected under the confidentiality provisions of Article 11.

                                    ARTICLE 8

                          TERM, RENEWAL AND TERMINATION

8.1 TERM. This Agreement shall become effective as of the Date of Execution and shall expire [****] from the date it becomes effective (the "INITIAL TERM"), unless [****].

This Agreement shall automatically continue after the Initial Term for successive terms [****] unless either party gives written notice to the other party of its intention to terminate this Agreement at least 180 (one hundred and eighty) days prior to the end of the current term.

8.2               TERMINATION FOR CAUSE.

         (a) Either party at its sole option may terminate this Agreement upon written notice in circumstances where the other party has failed to remedy a material breach of any of its representations, warranties or other obligations under this Agreement within 60 (sixty) days following receipt of a written notice (the "REMEDIATION PERIOD") of said breach that expressly states that it is a notice under this Section 8.2(a) (a "BREACH NOTICE"). The aggrieved party's right to terminate this Agreement pursuant to this Section 8.2(a) may only be exercised for a period of 60 (sixty) days following the expiry of the Remediation Period (in circumstances where the breach has not been remedied) and if the termination right is not exercised during this period then the aggrieved party shall be deemed to have waived the breach of the representation, warranty or obligation described in the Breach Notice.

         (b) Either party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other party in the event that (i) the other party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other party; or (iii) this Agreement is assigned by such other party for the benefit of creditors.

         (c)      Should the parties not be able to reach agreement pursuant to
                  Section 13.6 below within 2 (two) weeks of the occurrence of an event of force majeure, or should the event of force majeure extend for more than 3 (three) months, each of the parties shall be entitled to terminate this Agreement by giving 30 (thirty) days written notice thereof to the other party. Such notice shall indicate, inter alia, the date provided for the termination of the Agreement.

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

         (d) SciClone may terminate this Agreement as to any Product upon 30 (thirty) days' written notice in the event that any governmental agency takes any action, or raises any objection, that prevents SciClone from importing, exporting, purchasing or selling such Product.

         (e) SciClone may terminate this Agreement in the event that Patheon does not have the permits and licenses required by law and technical know-how to manufacture the Products in the Facility.

         (f) Either party may terminate this Agreement on 6 (six) months' prior written notice if either party assigns pursuant to
                  Section 13.5 any of its rights under this Agreement to an assignee that, in the opinion of the non-assigning party acting reasonably, is (i) not a credit worthy substitute for either party, (ii) a competitor of either party or (iii) a person with whom either party has had prior unsatisfactory business relations.

         (g)      [****]

8.3 PRODUCT DISCONTINUATION. Subject to Section 6.1, SciClone shall provide to Patheon [****] prior written notice, if it intends to no longer order a Product due to that Product's discontinuance in the market.

8.4 OBLIGATIONS ON TERMINATION. If this Agreement expires or is terminated in whole or in part for any reason, then (in addition to any other remedies Patheon may have in the event of default by SciClone, including any remedy pursuant to Section 6.1):

         a)       [****];

         b)       [****];

         c)       [****]; and

         d)       [****]

Any termination or expiration of this Agreement shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the parties may have under this Agreement. For greater certainty, termination of this Agreement for any reason shall not affect the obligations and responsibilities of the parties pursuant to
Article 10, all of which survive any termination.

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                    ARTICLE 9

                         REPRESENTATIONS AND WARRANTIES

9.1 AUTHORITY. Each party represents and warrants that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder

9.2               NON-INFRINGEMENT. SciClone represents and warrants that:

         (a) the Specifications for each of the Products are its or its Affiliate's property and that SciClone may lawfully disclose these Specifications to Patheon;

         (b) any Intellectual Property utilized by Patheon in connection with the manufacturing of the Products according to the Specifications (i) is SciClone's or its Affiliate's unencumbered property, (ii) may be lawfully used as directed by SciClone, and (iii) such use does not infringe and will not infringe any Third Party Rights;

         (c) the carrying out of the manufacturing activities by Patheon in respect of any Product pursuant to this Agreement or use or other disposition of any Product by Patheon as may be required to perform its obligations under this Agreement does not and will not infringe any Third Party Rights;

         (d) there are no actions or other legal proceedings, the subject of which is the infringement of Third Party Rights related to any of the Specifications, or any of the API and the Components, or the sale, use or other disposition of any Product made in accordance with the Specifications;

         (e) the Specifications for all Products conforms to all applicable cGMPs, laws and regulations; and

         (f) the Products, if labelled and manufactured in accordance with the Specifications and in compliance with applicable cGMPs (i) may be lawfully sold and distributed in every jurisdiction in which SciClone markets such Products, (ii) will be fit for the purpose intended, and (iii) will be safe for human consumption.

9.3 PATHEON'S WARRANTY. Patheon represents and warrants that the Patheon has all the applicable permits and licenses and technical know-how to manufacture the Products in the Facility.

9.4 SCICLONE'S WARRANTY. SciClone shall be solely responsible for obtaining or maintaining any permits or other regulatory approvals in respect of the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.

9.5 COMPLIANCE WITH LAWS. Each party, in connection with its performance under this Agreement, shall comply with all applicable laws, rules, regulations, orders and guidelines.

                                   ARTICLE 10

                            LIABILITY AND INDEMNITIES

10.1 CONSEQUENTIAL DAMAGES. Neither party shall be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for any (direct or indirect) loss of profits, of production, of anticipated savings, of business or goodwill or for any liability, damage, costs or expense of any kind incurred by the other party of an indirect or consequential nature.

10.2              LIMITATION OF LIABILITY.

         (a) Active Pharmaceutical Ingredient. Patheon shall not be responsible for any loss or damage to the API, except where such loss or damage occurs while such ingredient is located at the Facility and results from a failure by Patheon to carry out the manufacturing activities in accordance with the Manufacturing Requirements or is otherwise due to Patheon's gross negligence or intentional misconduct. [****].

         (b) Products. Except in circumstances where Patheon has failed to carry out the manufacturing activities in accordance with the Manufacturing Requirements, and, in any event, except Patheon's gross negligence or intentional misconduct, Patheon shall not be liable nor have any responsibility for any deficiencies in, or other liabilities associated with, any Product manufactured by it, including, without limitation, any deficiencies with respect to the Specifications, the safety, efficacy or marketability of the Products or any distribution risk. Except as set out in Section 7.2(c), if Patheon has failed to carry out the manufacturing activities in accordance with the Manufacturing Requirements, then Sciclone shall have no obligation to pay for such Products. [****]

10.3 PATHEON. Patheon agrees to defend, indemnify and hold SciClone, its officers, employees, Affiliates and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) resulting from, or relating to any claim of personal injury or property damage to the extent that such injury or damage is the result of a failure by Patheon to carry out the manufacturing activities in accordance with the Manufacturing Requirements or any breach of this Agreement by Patheon, including, without limitation, any representation or warranty contained herein,

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of SciClone, its officers, employees or agents or Affiliates. SciClone shall promptly notify Patheon of any such claim, shall use commercially reasonable efforts to mitigate the effects of such claim, shall reasonably cooperate with Patheon in the defence of such claim and shall permit Patheon to control the defence and settlement of such claim, all at Patheon's cost and expense.

10.4 SCICLONE. SciClone agrees to defend, indemnify and hold Patheon, its officers, employees and agents harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) resulting from, or relating to any claim of infringement or alleged infringement of any Third Party Rights in respect of the Products, and any claim of personal injury or property damage to the extent that such injury or damage is the result of a breach of this Agreement by SciClone, including, without limitation, any representation or warranty contained herein, except to the extent that any such losses, damages, costs, claims, demands, judgments and liability are due to the negligence or wrongful act(s) of Patheon, its officers, employees or agents. Patheon shall promptly notify SciClone of any such claims, shall use commercially reasonable efforts to mitigate the effects of such claim, shall reasonably cooperate with SciClone in the defence of such claims and shall permit SciClone to control the defence and settlement of such claims, all at SciClone's cost and expense.

10.5 REASONABLE ALLOCATION OF RISK. The parties acknowledge and agree that the provisions of this Agreement (including, without limitation, this Article 10) are reasonable and create a reasonable allocation of risk having regard to the relative profits the parties respectively expect to derive from the Products, and that Patheon, in its fees for carrying out the manufacturing activities, has not accepted a greater degree of the risks arising from the manufacture, distribution and use of the Products, based on the fact that SciClone has developed and holds the marketing approval for the Products and requires Patheon to manufacture and label the Products strictly in accordance with the Specifications, and that SciClone and not Patheon is in a position to inform and advise potential users of the Products as to the circumstances and manner of use of the Products.

                                   ARTICLE 11

                                 CONFIDENTIALITY

11.1 DISCLOSURE. During and in furtherance of this Agreement, each of the parties hereto may disclose certain of its Confidential Information to the other party.

11.2 USE OF INFORMATION. During the Initial Term and any renewals of this Agreement, and for a period of five years from the termination of this Agreement, each of the parties hereto agrees (i) to use the Confidential Information only in connection with the terms of this Agreement; (ii) to treat the Confidential Information as it would its own proprietary information; and
(iii) to take all reasonable precautions to prevent the disclosure of the

Confidential Information to any third party, other than an Affiliate, without the prior written consent of the other party.

11.3 EXCEPTIONS. Each of Patheon and SciClone shall be relieved of any and all of the obligations under Section 11.2 regarding Confidential Information which (i) was known by the recipient prior to receipt hereunder;
(ii) at the time of disclosure, was generally available to the public, or which after disclosure hereunder becomes generally available to the public through no fault attributable to a party hereto; (iii) is hereafter made available for use or disclosure from any third party having a right to do so; or (iv) it is required to make such disclosure as a result of an application of a law applicable to it or any of its Affiliates or an order of a court or regulatory tribunal.

11.4 DESIGNATION OF CONFIDENTIALITY. All oral information shall be reduced to writing forthwith after disclosure. Each party shall either mark its Confidential Information "CONFIDENTIAL" or "PROPRIETARY" or ensure that it is covered by a notice indicating that such information is confidential. For greater certainty, a verbal disclosure by a party of its Confidential Information shall be followed by a written summary of the conversation marked "CONFIDENTIAL" and be delivered to the other party within thirty days of the conversation.

                                   ARTICLE 12

                               DISPUTE RESOLUTION

12.1 DISPUTES. In the event of any dispute, claim, question or disagreement arising out of or relating to this Agreement (a "DISPUTE"), the parties shall use all reasonable efforts to settle such Dispute by amicable negotiations within a period of [****]* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. of one party giving notice of the Dispute to the other party.

12.2 ARBITRATION. Should the parties not to settle the dispute by amicable negotiations within the such period of [****], all disputes shall be finally settled under the rules of conciliation and arbitration of the International Chamber of Commerce (the "RULES") by three arbitrators, reasonably fluent in [****].

The arbitration procedure will take place in [****] and will be conducted in [****] language.

The decision of the arbitrators will be final and binding upon the parties.

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                   ARTICLE 13

                                  MISCELLANEOUS

13.1 TRADEMARKS. SciClone and Patheon hereby acknowledge that neither party has, nor shall it acquire, any interest in any of the other party's trademarks or trade names unless otherwise expressly agreed to in writing. Each party agrees not to use any trademark or trade name of the other party, except as specifically authorized by the other party or as required for the performance of its obligations under this Agreement.

Matters of competition law, including admissibility, in respect of package design, package inserts and other elements, and matters of intellectual property law shall be the responsibility of SciClone, which undertakes to hold Patheon harmless and indemnified against any claim for damages and/or expenses which can in any way be attributed to a breach of competition law or intellectual property law.

13.2 INSURANCE. Each party shall maintain comprehensive general liability insurance, with a leading insurance company, including blanket contractual liability insurance covering the obligations of that party under this Agreement through the term of this Agreement and for five years thereafter, which insurance shall afford limits of not less than [****]* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions. for each occurrence for bodily injury liability, personal injury liability, products liability, property damage liability, and contractual liability. Each party will provide the other with a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability. The insurance certificate shall further provide for a minimum of thirty days' written notice to the recipient of a cancellation of, or material change in, the insurance.

13.3 INDEPENDENT CONTRACTORS. The parties are independent contractors and this Agreement shall not be construed to create between Patheon and SciClone any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venture, co-partners or any similar relationship, the existence of which is expressly denied by the parties hereto.

13.4 NO WAIVER. The tolerance by either of the parties, even if continued or repeated, of breaches by the other party of provisions contained in any clause of this Agreement shall not constitute a waiver nor it may in any way affect the validity of the clause being breached, so long as the breach is contested within 60 (sixty) days of the date of the event by way of registered letter with return receipt.

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

13.5 ASSIGNMENT AND SUBCONTRACT. Neither party may assign this Agreement or any of its rights nor do obligations hereunder except with the written consent of the other party, such consent not to be unreasonably withheld.

Notwithstanding the foregoing provisions of this Section 13.5, either party may assign this Agreement to any of its Affiliates or to a successor to or purchaser of all or substantially all of its business, provided that such assignee executes an agreement with the non-assigning party hereto whereby it agrees to be bound hereunder.

Patheon may subcontract, in whole or in part, to third parties the performance of the activities contemplated under Article 3 above entrusted to it by this Agreement. In any event, before subcontracting the performance of the aforesaid activities to third parties, Patheon shall receive SciClone's written approval, such consent not to be unreasonably withheld.

13.6 FORCE MAJEURE. Neither party shall be liable for the failure to perform its obligations under this Agreement if such failure is occasioned by a cause or contingency beyond such party's reasonable control, including, but not limited to, strikes or other labour disturbances, lockouts, riots, wars, fires, floods, storms, interruption of or delay in transportation, or compliance with any order or regulation of any government entity acting within colour of right. A party claiming a right to excused performance under this Section 13.6 shall immediately notify the other party in writing of the extent of its inability to perform, which notice shall specify the occurrence beyond its reasonable control that prevents such performance.

The party affected by an event of force majeure must give prompt notice thereof to the other party, identifying such event and indicating its consequences from the stand point of the fulfilment of contractual obligations.

The party affected by an event of force majeure must use every effort in order to continue to perform this Agreement and if absolutely necessary the parties shall co-operate in order to agree upon terms and conditions different from those contained herein, for the continuance of the Agreement itself for the entire period of time the event of force majeure continues.

13.7 ADDITIONAL PRODUCT. Additional products may be added to this Agreement and such additional products shall be governed by the general conditions hereof with any special terms (including, without limitation, price) governed by an addendum hereto.

13.8 NOTICES. All communications and other notices under this Agreement shall be in writing and shall be considered as duly given if delivered personally or sent by registered letter with return receipt or transmitted by fax, confirmed by registered letter sent within two (2) working days following the date of the fax to the parties at the following addresses (or at any other address which the parties shall have indicated giving notice thereof in the ways set forth above):

                  a) as to SciClone, to:

                  SCICLONE PHARMACEUTICAL INTERNATIONAL LTD.

                  Room 3401A, Windsor House,
                  311 Gloucester Road, Causeway Bay
                  Hong Kong
                  Attention: Dr. Sriram (Ram) Vemuri, Ph.D.,
                  Vice President, Product Development and Manufacturing Tel. No.: +852-2510-0118 (in Hong Kong)
                  Fax No.: +852-2508-1500 (in Hong Kong)
                  Tel. No.: +650-350-1443 (in USA)
                  Fax No: +650-358-3469(in USA)

                  b) as to Patheon, to:

                  PATHEON ITALIA S.P.A.
                  [****]
                  Italy
                  Attention: Managing Director
                  Tel. No.: [****]
                  Fax No.: [****]

All the communications and other notices under this Agreement which have been delivered in person or which have been transmitted by fax and confirmed by registered letter sent within 2 (two) working days following the date of the fax, shall be considered as received by the addressee respectively upon the date of delivery in person or on the third working day subsequent to that of the date of the fax.

13.9 ENTIRE AGREEMENT. This Agreement constitutes the full, complete, final and integrated agreement between the parties hereto relating to the subject matter hereof and supersedes all previous written or oral negotiations, commitments, agreements, transactions or understandings with respect to the subject matter hereof. Any modification, amendment or supplement to this Agreement must be in writing and signed by authorized representatives of both parties.

13.10 EXECUTION IN COUNTERPARTS. This Agreement shall be executed in three originals, all of which together shall constitute one and the same instrument.

13.11 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of [****].

                  IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement as of the date first written above.

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

PATHEON ITALIA S.P.A.

_______________________________
[****]
Managing Director of Patheon Italia S.p.A.

SCICLONE PHARMACEUTICALS INTERNATIONAL LTD.

_______________________________
By Dr. Sriram Vemuri and

Dr. Alfred Rudolph

_______________________________

                                   SCHEDULE A

                             GMP TECHNICAL AGREEMENT

[****]

--------------------
* Certain information on this schedule encompassing 16 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      APPENDIX I

                                 SPECIFICATIONS

PRODUCTS:

[****]

--------------------
* Certain information on this appendix encompassing 8 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                     APPENDIX II

                     STARTING COMPONENTS AND SPECIFICATIONS

[****]

--------------------
* Certain information on this appendix encompassing 73 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    APPENDIX III

             MANUFACTURING PROCEDURES AND MANUFACTURING INSTRUCTIONS

[****]

--------------------
* Certain information on this appendix encompassing 26 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                     APPENDIX IV

            LOT NUMBERING, EXPIRATION DATES AND VARIABLE DATA SYSTEM

[****]

--------------------
* Certain information on this appendix encompassing 6 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                      APPENDIX V

                       QUALITY CONTROL SPECIFICATIONS AND

                          QUALITY CONTROL DOCUMENTATION

[****]

--------------------
* Certain information on this appendix encompassing 36 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                     APPENDIX VI

                       SHIPPING AND DELIVERY INSTRUCTIONS

[****]

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                    APPENDIX VII

                            PRODUCT RELEASE PROTOCOL

[****]

--------------------
* Certain information on this appendix encompassing 3 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   APPENDIX VIII

                             PLACEBO SPECIFICATION

[****]

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE B

              PRODUCT AND SERVICE PRICE LIST, TECHNOLOGY TRANSFER,

                      CAPITAL EQUIPMENT AND OTHER SERVICES

[****]

--------------------
* Certain information on this schedule encompassing 2 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE C

                AGREED VALUE OF ACTIVE PHARMACEUTICAL INGREDIENT

[****]

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE D

[****]

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE E

--------------------
* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.